UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

Legg Mason BW Global Income Opportunities Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

LEGG MASON

BW GLOBAL INCOME

OPPORTUNITIES FUND INC.

(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Global Income Opportunities Fund Inc. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global Investment Management, LLC (“Brandywine Global”). Legg Mason Partners Fund Advisor, LLC continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. The Fund’s shares of common stock will continue to trade under its existing New York Stock Exchange symbol “BWG”; however, its CUSIP will change from 52469B100 to 10537L104. The name change will not have any impact on the Fund’s investment objectives, strategies or policies.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason BW Global Income Opportunities Fund Inc.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2017

Legg Mason BW Global Income Opportunities Fund Inc.	III

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary (cont’d)

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low.

After holding rates steady during the reporting period, on November 2, 2017, after the reporting period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Legg Mason BW Global Income Opportunities Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide current income as a primary objective. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed-income securities. These may include, but are not limited to, sovereign debt of developed and emerging market countries, U.S. and non-U.S. corporate debt, mortgage-backed securities (“MBS”) and currency exposure. The Fund may manage its currency exposure through the use of futures, forwards and other derivative instruments, for hedging and investment purposes. The Fund’s specific investments will shift as the Fund rotates among countries, credits and currencies to find the most attractive values over time. Under normal market conditions, no more than 55% of the Fund’s managed assets may be rated below investment grade (commonly known as “high yield” or “junk” bonds) by a nationally recognized statistical rating organization or, if unrated, that we determined to be of comparable quality; provided however, that the quality of a security will be based on the highest rating it receives. In addition, under normal market conditions, at least 40% of the Fund’s managed assets will be invested in non-U.S. countries or currencies. The Fund may use leverage to enhance current income.

In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Brandywine Global Investment Management, LLC (“Brandywine Global”), the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund. Brandywine Global uses an active, team-based approach to manage its fixed income portfolios. The investment professionals at Brandywine Global who are primarily responsible for development of investment strategy, day-to-day portfolio management and oversight and coordination of the Fund are David F. Hoffman, CFA, Stephen S. Smith, Jack P. McIntyre, CFA, Anujeet Sareen, CFA, Gerhardt (Gary) P. Herbert, CFA, Brian L. Kloss, JD, CFA and Tracy Chen, CFA. Mr. Sareen joined the Fund’s portfolio management team effective February 10, 2017. Mr. Sareen is a portfolio manager for Brandywine Global’s Global Fixed Income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston.

Q. What were the overall market conditions for the Fund’s reporting period?

A. The twelve-month reporting period ended October 31, 2017 was characterized by a combination of political surprises, notable developed market central bank decisions, and the green shoots of a global economic recovery. Collectively, these events affected sovereign bonds and credit markets throughout the reporting period. In the fourth quarter of 2016, economic data improved, particularly as the U.S., Eurozone and U.K., as all posted better-than-expected third quarter 2016 gross domestic product (“GDP”)i growth. The

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	1

Fund overview (cont’d)

outcome of the November 2016 U.S. presidential election — which had not been priced into markets — caused the U.S. dollar to immediately appreciate against most currencies, particularly the Mexican peso, which fell sharply given then president-elect Trump’s rebuke of the North American Free Trade Agreement (“NAFTA”) while on the campaign trail. Despite an unexpectedly strong-dollar environment, improving U.S. economic data helped support the Federal Reserve Board’s (the “Fed”)ii decision to raise the federal funds rateiii at its December 2016 meeting. In contrast, the European Central Bank (“ECB”)iv decided to extend its asset purchase program in spite of signs of sustainable growth, and left its policy rate unchanged. Since the U.K. voted to leave the European Union (“EU”) in June 2016, countries across Europe have grappled with the rise in populism and how this sentiment will factor into parliamentary representation, and possibly result in more protectionist policymaking — similar to President Trump’s agenda in the U.S. Europe was in the midst of a continental election cycle during this reporting period, with general elections in the Netherlands, France, and Germany, and a special snap election in the U.K. Aside from the possibility of more protectionist policymaking that could affect trade flows, markets remained in a risk-seeking mode for most of the reporting period.

The outlook for global growth remained sanguine in 2017, supported by sound economic data from China, and the continuation of generally strong Purchasing Managers’ Index (“PMI”) data from around the world; however, commodity prices fell and stayed depressed for the remainder of the reporting period. Weaker commodity prices — crude oil in particular — were a contributing factor in suppressing inflation across developed markets. The lack of inflationary pressures plagued G3v central banks for most of 2017, as they debated whether to grow less accommodative. Despite lower oil prices, sustained global growth ushered in a risk-on environment, allowing U.S. dollar strength to abate. Capital generally flowed into emerging market assets as investors searched for yield. Although emerging market credit spreads compressed, real yields in Latin America remained attractive. Demand for U.S. and European corporate credit remained robust, and spreads generally tightened as developed market sovereign yields started to rise. U.S. monetary conditions continued to tighten throughout 2017, with two more policy rate increases, and as the Fed began tapering its monthly asset purchases in order to ultimately shrink its balance sheet.

The prevailing environment of low-inflationary, synchronized global growth created a “Goldilocks” environment for investors, which benefited U.S. credit markets and emerging markets. Global credit market spreads continued to compress at the end of the reporting period, supported by the almost year-long trend of improving growth, an uptick in manufacturing, and stronger corporate earnings. U.S. and European high yield corporate credit and emerging market credit generally outperformed investment grade and lower-volatility sectors. After falling over consecutive quarters, the ten-year U.S. Treasury yield reversed course and rose by 32bpsvi toward the end of the reporting period, as the U.S. continued to register strong PMIs, U.S. second quarter 2017 GDP growth was revised upward, the Fed reaffirmed its commitment to normalization, commodity prices stabilized, and the Trump Administration and Congress unveiled a preliminary framework for tax reform. Aside from U.S. Treasury

2	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

yields, developed market yields were mostly range-bound because of mixed global inflation data, escalating geopolitical tension with North Korea, and political uncertainty in Europe. Despite the cap in high-quality sovereign yields, market volatility remained low, allowing risk assets to perform well in a yield-seeking environment. Emerging market assets benefitted from this environment, with domestic equity indices, bonds, and currencies posting notable gains for the period. Strong investor demand also fueled emerging market debt issuance.

Q. How did we respond to these changing market conditions?

A. Given lofty bond and currency valuations in developed markets, we sought attractive risk-adjusted opportunities with higher real yields. We found attractive valuations across unhedged emerging market sovereigns, select currencies, corporate credit, and securitized debt markets. We believe the environment of low-inflationary, synchronized global growth during the reporting period created a supportive environment for emerging market assets and their underlying economies. Therefore, we initiated unhedged positions in Polish, Indian, Turkish, and Peruvian government bonds. We have been constructive on European growth, and the unhedged position in Polish bonds gave the Fund exposure to regional expansion without having to purchase overvalued German bunds or French OATs. When possible, we maintained short positions in overvalued bonds, such as short-dated German bunds, which consistently generated negative real yields during the reporting period. The Indian government implemented a number of reforms intended to ease the burden of conducting business within the country. In Turkey, its central bank demonstrated credible and autonomous monetary policymaking that should out downward pressure on bond yields. Our position in Peru was predicated on stabilizing commodity prices, as well as a way to capture positive regional growth in Latin America. Our broader outlook in the region supported longer-term positions in unhedged Brazilian sovereign bonds, as well as peso-denominated Mexican bonds. The Brazilian real and local-currency bonds significantly appreciated in 2016 — at the beginning of this reporting period — and we therefore trimmed our exposure to the country; however, we continued to believe that the country’s continual efforts to address corruption and implement reform should ultimately bode well for the economy. Brazil did emerge from recession during the reporting period, supported by growth in export-related industries. Similarly, the Mexican peso and bonds have significantly appreciated in 2017, after a prolonged period of underperformance. The uncertain future of U.S. trade policy caused Mexican assets to sell-off after the U.S. presidential election, and we took the selloff as an opportunity to increase the Fund’s exposure; the bonds and currency rebounded from their lows in 2016. We closed our position in unhedged South African bonds during the period given the increase in endemic political uncertainty. We also responded to rising geopolitical tensions by initiating a short position in the South Korean won.

We also positioned the Fund for U.S. growth — particularly a rising rate environment. We found pockets of value in the U.S. high yield market, particularly in the Industrials sector and a small cluster of Energy sector companies. We also maintained exposure to U.S. investment grade credit, though we

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	3

Fund overview (cont’d)

reduced our position size. On a relative basis, European corporate credit, both euro- and sterling-denominated bonds, were overvalued according to our metrics and offered yields comparable to the 10-year U.S. Treasury. We incrementally reduced our exposure to the euro and pound sterling throughout the reporting period; although, we maintained small, hedged positions in U.K. and European mortgage-backed securities (“MBS”). The Fund also closed independent currency positions in the Swedish Krona and Norwegian krone. We took those proceeds and initiated a positon in the Japanese yen; the currency had been coming off historically high valuations, and should be supported by continued central bank accommodation and economic expansion.

Although many investors used the risk-seeking environment to purchase higher-yielding debt instruments, we cautioned against chasing yield in frontier marketsvii or lower-quality corporate credit. Our long-term outlook in Brazilian assets illustrated our broader thesis that U.S. dollar strength should continue to abate at a gradual pace; in turn, emerging market currencies should be poised to strengthen against the U.S. dollar. Countries with improving fundamentals, in our opinion, should attract fixed income investors, which has been the case with Brazil, along with other emerging market peers like Mexico and Indonesia. We used periods of currency weakness to add to the Fund’s respective positions. The Fund maintained exposure to the Indonesian rupiah, Mexican peso, Brazilian real, and Polish zloty by the end of the reporting period. We initiated a position in the Peruvian sol as part of our thematic outlook for Latin America, which continued to experience the stabilization of commodity prices and government reform.

Performance review

For the twelve months ended October 31, 2017, Legg Mason BW Global Income Opportunities Fund Inc. returned 6.36% based on its net asset value (“NAV”)viii and 9.24% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global Aggregate Indexix, returned 1.18% for the same period. The Lipper Global Income Closed-End Funds Category Averagex returned 12.00% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.08 per share, of which $0.99 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2017
Price Per Share	12-Month Total Return**
$14.87 (NAV)	6.36	%†
$13.00 (Market Price)	9.24	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital at NAV.

* For the tax character of distributions paid during the fiscal year ended October 31, 2017, please refer to page 41 of this report.

4	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Unhedged exposure to sovereign bonds was the leading contributor to performance during the reporting period, led by positions in Brazilian government bonds, as well as Indian, South African, Mexican, Indonesian, Peruvian, and Polish bonds. Currency exposure was generally beneficial to performance for the reporting period. The Fund’s derivatives exposures contributed to absolute performance during the reporting period under review, namely through currency forwards contracts. A position in a credit default swap (“CDS”) index also generated positive performance.

Selections within U.S. credit contributed to performance during the reporting period, particularly selections within the high yield corporate credit and MBS markets. Although we maintained minimal exposure to corporate credit in the U.K. and Europe, exposure to the pound sterling and euro contributed to relative performance as both currencies gained against the dollar. The European MBS positions generated positive performance.

Q. What were the leading detractors from performance?

A. Long exposure to unhedged Argentine bonds and Turkish bonds were the greatest detractors to relative performance for the reporting period. While we remain constructive on Latin America as a region, we tactically entered into the Argentine position to capture spread compression; however, reform was not implemented quickly enough to provide a catalyst for the Fund’s position. Our outlook on Turkey also remains constructive, though the bonds and lira came under pressure after a diplomatic rift with the U.S. ensued late in the reporting period. Short future positions in high-quality sovereign bonds such as U.S. treasuries, U.K. gilts, and German Bunds also detracted from performance, as these yields periodically retreated despite signs of sustainable regional and global growth. We continue to believe that developed market yields should no longer remain capped, particularly as the Fed — and shortly the ECB — will unwind their asset purchases and cause a back-up in high-quality yields. We also believe strong economic growth emanating from the U.S. and the Eurozone will help developed market yields start to slowly rise.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason BW Global Income Opportunities Fund Inc. As always, we appreciate that you

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	5

Fund overview (cont’d)

have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

November 20, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

The Fund’s investments are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk” bonds and are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. Fixed income securities rated C or lower by Moody’s Investor Service, Inc., CCC or lower by Standard & Poor’s Corporation Ratings Group or CC or lower by Fitch Ratings, Inc. or comparably rated by another NRSRO or, if unrated, determined by Brandywine Global to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions which could increase volatility. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund.

The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk

6	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position, whether caused by the use of derivatives or otherwise, theoretically could be unlimited.

Portfolio holdings and breakdowns are as of October 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Sovereign Bonds (59.4%), Financials (18.2%), U.S. Government & Agency Obligations (15.9%), Collateralized Mortgage Obligations (13.0%) and Information Technology (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The three most systemically important central banks, including the Federal Reserve, the European Central Bank, and Bank of Japan.

vi	A basis point is one-hundredth ( 1/100 or 0.01) of one percent.

vii

“Frontier” markets also known as “Next Generation” markets are defined as those countries that are only just appearing on the radar screen for most investors, or in some cases reappearing after disruptions caused by political and economic crises and default. Frontier markets are by definition rated non-investment grade and represent the smaller, less liquid population of emerging market economies.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Schedule of investments

October 31, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 59.4%
Brazil — 17.2%
Federative Republic of Brazil, Notes	10.000%	1/1/23	50,580,000	BRL	$15,729,385
Federative Republic of Brazil, Notes	10.000%	1/1/27	122,900,000	BRL	37,922,688
Total Brazil					53,652,073
India — 7.0%
Republic of India, Senior Bonds	8.170%	12/1/44	1,300,000,000	INR	21,909,264
Indonesia — 10.7%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	65,100,000,000	IDR	5,208,658
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	50,000,000,000	IDR	4,055,300
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	120,400,000,000	IDR	10,120,258
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	69,800,000,000	IDR	5,589,146
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	96,900,000,000	IDR	8,264,046
Total Indonesia					33,237,408
Mexico — 14.6%
United Mexican States, Senior Bonds	10.000%	11/20/36	72,700,000	MXN	4,754,722
United Mexican States, Senior Bonds	8.500%	11/18/38	96,600,000	MXN	5,566,338
United Mexican States, Senior Bonds	7.750%	11/13/42	662,475,000	MXN	35,311,498
Total Mexico					45,632,558
Peru — 4.3%
Republic of Peru, Senior Bonds	6.150%	8/12/32	41,505,000	PEN	13,414,587	(a)
Turkey — 5.6%
Republic of Turkey, Bonds	11.000%	2/24/27	68,360,000	TRY	17,515,499
Total Sovereign Bonds (Cost — $200,252,355)					185,361,389
Asset-Backed Securities — 0.3%
Towd Point Mortgage Trust, 2015-3 B1 (1 year Treasury Constant Maturity Rate + 2.030%) (Cost — $997,532)	4.274%	3/25/54	1,000,000		1,030,197	(b)(c)
Collateralized Mortgage Obligations (d) — 13.0%
Alba PLC, 2007-1 C (3 mo. GBP LIBOR + 0.290%)	0.623%	3/17/39	1,057,128	GBP	1,273,188	(a)(c)
Banc of America Commercial Mortgage Trust, 2017-BNK3 XA, IO	1.146%	2/15/50	44,820,688		3,522,503	(c)
Bancaja Fondo de Titulizacion, 10 C (3 mo. Euribor + 0.500%)	0.171%	5/22/50	800,000	EUR	652,468	(a)(c)
Bank, 2017-BNK4 XA, IO	1.458%	5/15/50	4,798,207		472,192	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA2 M3 (1 mo. USD LIBOR + 3.900%)	5.137%	12/25/27	800,000		878,845	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	4.687%	10/25/29	1,550,000		1,649,276	(c)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	9

Schedule of investments (cont’d)

October 31, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (d) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HQA1 B1 (1 mo. USD LIBOR + 5.000%)	6.237%	8/25/29	1,000,000		$1,019,957	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HQA2 B1 (1 mo. USD LIBOR + 4.750%)	5.987%	12/25/29	3,295,000		3,303,976	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C02 2M2 (1 mo. USD LIBOR + 4.000%)	5.237%	5/25/25	1,173,753		1,243,631	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	6.237%	7/25/25	699,820		773,969	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1M2 (1 mo. USD LIBOR + 5.300%)	6.537%	10/25/28	1,800,000		2,066,037	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C05 2M2 (1 mo. USD LIBOR + 4.450%)	5.687%	1/25/29	1,065,000		1,174,075	(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1M2 (1 mo. USD LIBOR + 3.550%)	4.787%	7/25/29	448,000		477,252	(b)(c)
FREMF Mortgage Trust, 2015-K720 C	3.389%	7/25/22	1,760,000		1,702,842	(b)(c)
FREMF Mortgage Trust, 2015-K721 C	3.565%	11/25/47	2,330,000		2,276,874	(b)(c)
GS Mortgage Securities Trust, 2013-GC10 XA, IO	1.593%	2/10/46	17,381,886		1,086,549	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FRR1 B707	2.010%	1/27/47	3,250,000		3,135,073	(b)
Newgate Funding PLC, 2006-3X CB (3 mo. Euribor + 0.450%)	0.121%	12/1/50	786,692	EUR	803,562	(a)(c)
Paragon Mortgages PLC, 13X C1B (3 mo. Euribor + 0.780%)	0.449%	1/15/39	2,500,000	EUR	2,717,637	(a)(c)
RMAC Securities PLC, 2006-NS1X B1C (3 mo. Euribor + 0.880%)	0.549%	6/12/44	1,499,388	EUR	1,626,238	(a)(c)
RMAC Securities PLC, 2006-NS4X M1A (3 mo. GBP LIBOR + 0.270%)	0.562%	6/12/44	893,640	GBP	1,095,644	(a)(c)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 B (3 mo. Euribor + 0.320%, 0.000% Floor)	0.000%	2/17/50	2,584,792	EUR	2,619,303	(a)(c)
TDA Fondo de Titulizacion de Activos, 2024-A1 (3 mo. Euribor + 0.130%, 0.000% Floor)	0.000%	6/22/40	773,221	EUR	881,761	(a)(c)
WF-RBS Commercial Mortgage Trust, 2012-C6 XA, IO	2.092%	4/15/45	32,046,008		2,243,797	(b)(c)
WF-RBS Commercial Mortgage Trust, 2013-C15 XA, IO	0.503%	8/15/46	83,416,730		1,774,474	(c)
Total Collateralized Mortgage Obligations (Cost — $39,717,543)					40,471,123
Corporate Bonds & Notes — 50.9%
Consumer Discretionary — 5.0%
Automobiles — 0.6%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	1,850,000		1,970,250	(e)
Hotels, Restaurants & Leisure — 0.9%
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	1,200,000		1,353,000	(b)(e)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	6.125%	8/15/21	1,265,000		1,276,069	(b)(e)
Total Hotels, Restaurants & Leisure					2,629,069

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — 2.7%
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000	$1,068,625	(e)
CSC Holdings LLC, Senior Bonds	5.250%	6/1/24	1,130,000	1,127,881	(e)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	915,000	888,694	(e)
Sinclair Television Group Inc., Senior Notes	5.625%	8/1/24	2,000,000	2,035,000	(b)(e)
Sirius XM Radio Inc., Senior Notes	6.000%	7/15/24	1,100,000	1,177,000	(b)(e)
Sirius XM Radio Inc., Senior Notes	5.375%	7/15/26	2,000,000	2,112,500	(b)(e)
Total Media				8,409,700
Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	378,000	390,757	(b)
NIKE Inc., Senior Notes	3.625%	5/1/43	2,237,000	2,196,960	(e)
Total Textiles, Apparel & Luxury Goods				2,587,717
Total Consumer Discretionary				15,596,736
Consumer Staples — 2.0%
Food Products — 1.6%
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	1,000,000	980,420	(e)
MARB Bondco PLC, Senior Notes	7.000%	3/15/24	1,135,000	1,146,350	(b)(e)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	740,000	776,075	(b)(e)
Minerva Luxembourg SA, Senior Notes	6.500%	9/20/26	1,025,000	1,066,769	(a)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	870,000	909,150	(b)
Total Food Products				4,878,764
Tobacco — 0.4%
Vector Group Ltd., Senior Secured Notes	6.125%	2/1/25	1,184,000	1,231,360	(b)(e)
Total Consumer Staples				6,110,124
Energy — 4.1%
Energy Equipment & Services — 0.5%
Rowan Cos. Inc., Senior Notes	4.750%	1/15/24	1,584,000	1,413,720	(e)
Oil, Gas & Consumable Fuels — 3.6%
Antero Resources Corp., Senior Notes	5.000%	3/1/25	2,000,000	2,040,000
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	2,366,000	2,554,547	(b)
Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., Senior Notes	4.150%	8/15/26	2,000,000	2,013,510	(b)(e)
Murphy Oil Corp., Senior Notes	6.875%	8/15/24	600,000	646,500	(e)
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	500,000	526,020	(e)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	1,540,000	1,622,775
Petrobras Global Finance BV, Senior Notes	8.750%	5/23/26	1,515,000	1,838,831	(e)
Total Oil, Gas & Consumable Fuels				11,242,183
Total Energy				12,655,903

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	11

Schedule of investments (cont’d)

October 31, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 18.9%
Banks — 12.1%
Banco do Brasil SA, Junior Subordinated Notes (10 year Treasury Constant Maturity Rate + 6.362%)	9.000%	6/18/24	2,080,000	$2,288,000	(a)(c)(f)
Banco do Brasil SA, Senior Notes	4.625%	1/15/25	1,450,000	1,448,550	(b)
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	10,345,000	15,308,561	(e)
CIT Group Inc., Senior Notes	5.000%	8/15/22	170,000	183,175
CIT Group Inc., Senior Notes	5.000%	8/1/23	615,000	666,783	(e)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000	8,398,636	(e)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	9,000,000	9,517,228	(e)
Total Banks				37,810,933
Capital Markets — 6.8%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000	5,177,884	(e)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	12,000,000	15,871,360	(e)
Total Capital Markets				21,049,244
Total Financials				58,860,177
Health Care — 3.3%
Health Care Providers & Services — 3.3%
DaVita Inc., Senior Notes	5.750%	8/15/22	1,500,000	1,547,813	(e)
DaVita Inc., Senior Notes	5.000%	5/1/25	3,760,000	3,713,000	(e)
HCA Inc., Senior Secured Notes	4.750%	5/1/23	395,000	414,256
HCA Inc., Senior Secured Notes	5.000%	3/15/24	1,064,000	1,123,850	(e)
HealthSouth Corp., Senior Notes	5.750%	11/1/24	2,060,000	2,112,787	(e)
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	1,545,000	1,547,318
Total Health Care				10,459,024
Industrials — 2.0%
Aerospace & Defense — 0.4%
Northrop Grumman Corp., Senior Notes	3.250%	8/1/23	1,236,000	1,275,109	(e)
Airlines — 0.5%
Air Canada, Senior Notes	7.750%	4/15/21	1,280,000	1,468,800	(b)
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	3.125%	9/19/46	1,000,000	913,730	(e)
Road & Rail — 0.3%
CSX Corp., Senior Notes	3.800%	11/1/46	1,000,000	980,681	(e)
Trading Companies & Distributors — 0.5%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	1,700,000	1,770,210	(e)
Total Industrials				6,408,530

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 5.4%
Electronic Equipment, Instruments & Components — 0.2%
Anixter Inc., Senior Notes	5.125%	10/1/21	470,000		$502,900
Internet Software & Services — 0.6%
Rackspace Hosting Inc., Senior Notes	8.625%	11/15/24	1,710,000		1,805,119	(b)(e)
IT Services — 0.1%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	235,000		244,987	(b)
Software — 3.5%
Microsoft Corp., Senior Notes	4.200%	11/3/35	9,000,000		10,047,205	(e)
Symantec Corp., Senior Notes	5.000%	4/15/25	985,000		1,031,788	(b)(e)
Total Software					11,078,993
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc., Senior Notes	4.650%	2/23/46	1,760,000		2,011,195	(e)
Dell International LLC/EMC Corp., Senior Secured Notes	6.020%	6/15/26	1,020,000		1,138,554	(b)(e)
Total Technology Hardware, Storage & Peripherals					3,149,749
Total Information Technology					16,781,748
Materials — 4.9%
Chemicals — 2.9%
CF Industries Inc., Senior Notes	4.950%	6/1/43	4,000,000		3,680,000	(e)
Chemours Co., Senior Notes	6.625%	5/15/23	2,000,000		2,130,000	(e)
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	2,075,000		1,857,125	(e)
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	1,380,000		1,486,950	(b)(e)
Total Chemicals					9,154,075
Containers & Packaging — 1.4%
ARD Finance SA, Senior Secured Notes (7.375% PIK)	6.625%	9/15/23	855,000	EUR	1,073,510	(g)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.250%	9/15/22	300,000		309,750	(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	1,505,000		1,568,737	(b)
Sealed Air Corp., Senior Notes	5.125%	12/1/24	1,150,000		1,239,125	(b)(e)
Total Containers & Packaging					4,191,122
Metals & Mining — 0.3%
Allegheny Technologies Inc., Senior Notes	5.950%	1/15/21	1,000,000		1,033,750	(e)
Paper & Forest Products — 0.3%
Boise Cascade Co., Senior Notes	5.625%	9/1/24	800,000		836,000	(b)(e)
Total Materials					15,214,947

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 2.2%
Equity Real Estate Investment Trusts (REITs) — 2.2%
Equinix Inc., Senior Notes	5.375%	4/1/23	1,265,000	$1,312,437	(e)
GEO Group Inc., Senior Notes	5.125%	4/1/23	200,000	204,500
GEO Group Inc., Senior Notes	6.000%	4/15/26	610,000	640,500	(e)
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	900,000	951,750	(e)
Iron Mountain U.S. Holdings Inc., Senior Notes	5.375%	6/1/26	870,000	913,500	(b)(e)
SBA Communications Corp., Senior Notes	4.875%	7/15/22	2,810,000	2,908,350	(e)
Total Real Estate				6,931,037
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 0.9%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000	2,649,975	(b)(e)
Hughes Satellite Systems Corp., Senior Notes	6.625%	8/1/26	200,000	211,500
Total Diversified Telecommunication Services				2,861,475
Wireless Telecommunication Services — 1.0%
Sprint Corp., Senior Notes	7.250%	9/15/21	2,000,000	2,185,000	(e)
Sprint Corp., Senior Notes	7.125%	6/15/24	895,000	969,679	(e)
Total Wireless Telecommunication Services				3,154,679
Total Telecommunication Services				6,016,154
Utilities — 1.2%
Gas Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.875%	8/20/26	625,000	653,125	(e)
Independent Power and Renewable Electricity Producers — 1.0%
Dynegy Inc., Senior Notes	8.125%	1/30/26	475,000	527,844	(b)
NRG Energy Inc., Senior Notes	6.625%	1/15/27	925,000	989,750	(e)
NRG Yield Operating LLC, Senior Notes	5.000%	9/15/26	1,480,000	1,531,800	(e)
Total Independent Power and Renewable Electricity Producers				3,049,394
Total Utilities				3,702,519
Total Corporate Bonds & Notes (Cost — $144,736,077)				158,736,899
Senior Loans — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%) (Cost — $846,942)	8.814%	8/23/21	835,000	899,086	(c)(h)(i)
U.S. Government & Agency Obligations — 15.9%
U.S. Government Obligations — 15.9%
U.S. Treasury Bonds (Cost — $50,473,471)	2.875%	11/15/46	49,595,000	49,605,655	(e)
Total Investments before Short-Term Investments (Cost — $437,023,920)				436,104,349

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Short-Term Investments — 14.8%
Sovereign Bonds
Egypt — 3.2%
Arab Republic of Egypt, Treasury Bills (Cost — $10,152,117)	17.275-17.464%	7/3/18	200,000,000	EGP	$10,142,492	(j)
U.S. Treasury Bills — 0.9%
U.S. Treasury Bills (Cost — $2,759,923)	1.007%	11/2/17	2,760,000		2,759,923	(j)

			Shares
Money Market Funds — 10.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $33,509,631)	0.961%		33,509,631		33,509,631
Total Short-Term Investments (Cost — $46,421,671)					46,412,046
Total Investments — 154.6% (Cost — $483,445,591)					482,516,395
Mandatory Redeemable Preferred Stock, at Liquidation Value — (16.0)%					(50,000,000)
Liabilities in Excess of Other Assets — (38.6)%					(120,492,114)
Total Net Assets Applicable to Common Shareholders — 100.0%					$312,024,281

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EGP	— Egyptian Pound
EUR	— Euro
Euribor	— Euro Interbank Offered Rate
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol
TRY	— Turkish Lira

At October 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro-Bund	31	12/17	$5,838,255	$5,876,957	$(38,702)

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,660,000,000	USD	15,019,566	Citibank N.A.	11/2/17	$(420,385)
USD	34,794,040	JPY	3,970,000,000	Citibank N.A.	11/2/17	(120,871)
JPY	2,770,000,000	USD	25,317,659	Morgan Stanley & Co. Inc.	11/2/17	(956,374)
JPY	3,970,000,000	USD	35,644,856	Morgan Stanley & Co. Inc.	11/2/17	(729,944)
USD	40,222,431	JPY	4,430,000,000	Morgan Stanley & Co. Inc.	11/2/17	1,261,963
BRL	32,600,000	USD	10,285,209	HSBC Bank USA, N.A.	11/8/17	(328,449)
USD	14,747,797	EUR	12,580,000	Barclays Bank PLC	11/10/17	87,948
EUR	51,300,000	USD	60,748,691	Citibank N.A.	11/10/17	(967,270)
USD	14,648,368	EUR	12,370,000	Citibank N.A.	11/10/17	233,239
USD	14,874,200	EUR	12,670,000	HSBC Bank USA, N.A.	11/10/17	109,471
USD	15,218,725	EUR	12,880,000	JPMorgan Chase & Co.	11/10/17	209,276
USD	15,193,788	EUR	12,900,000	JPMorgan Chase & Co.	11/10/17	161,033
USD	5,040,731	EUR	4,300,000	JPMorgan Chase & Co.	11/10/17	29,813
USD	1,059,241	EUR	900,000	JPMorgan Chase & Co.	11/10/17	10,444
EUR	3,400,000	USD	3,988,251	National Australia Bank Ltd.	11/10/17	(26,130)
EUR	3,500,000	USD	4,062,210	National Australia Bank Ltd.	11/10/17	16,445
USD	25,094,546	KRW	28,400,000,000	HSBC Bank USA, N.A.	12/13/17	(259,825)
GBP	220,000	USD	292,768	Citibank N.A.	12/14/17	(207)
USD	3,613,027	GBP	2,715,000	Citibank N.A.	12/14/17	2,556
GBP	880,000	USD	1,197,932	JPMorgan Chase & Co.	12/14/17	(27,687)
JPY	3,970,000,000	USD	34,960,724	Citibank N.A.	2/2/18	121,569
Total						$(1,593,385)

See Notes to Financial Statements.

16	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
KRW	— South Korean Won
USD	— United States Dollar

At October 31, 2017, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$815,000	6/20/22	1.94%	1.000% quarterly	$(23,176)	$(58,904)	$35,728
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	1,210,000	6/20/22	1.94%	1.000% quarterly	(34,408)	(87,509)	53,101
Total	$2,025,000				$(57,584)	$(146,413)	$88,829

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Markit CDX.EM.28 Index	$11,050,000	12/20/22	1.000% quarterly	$(384,208)	$(378,460)	$(5,748)

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2017[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	$5,900,000	6/20/22	1.53%	1.000% quarterly	$(135,170)	$(359,473)	$224,303
Morgan Stanley & Co. Inc. (Republic of Argentina, 7.500%, due 4/22/26)	1,880,000	12/20/22	2.46%	5.000% quarterly	223,347	215,194	8,153
Total	$7,780,000				$88,177	$(144,279)	$232,456

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country* (unaudited)
United States	45.1%
Brazil	13.3
Mexico	9.5
Indonesia	6.9
India	4.5
Turkey	3.6
Peru	2.8
Egypt	2.1
United Kingdom	2.0
Spain	0.9
Jamaica	0.6
Ireland	0.4
New Zealand	0.3
Canada	0.3
Luxembourg	0.2
Short-Term Investments	7.5
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

18	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $483,445,591)	$482,516,395
Interest receivable	8,214,592
Receivable for securities sold	3,718,498
Unrealized appreciation on forward foreign currency contracts	2,243,757
Deposits with brokers for centrally cleared swap contracts	1,672,769
Receivable from broker — variation margin on centrally cleared swaps	1,087,179
Deposits with brokers for OTC derivatives	370,000
OTC swaps, at value (premiums paid — $215,194)	223,347
Deposits with brokers for open futures contracts	160,817
Receivable for open OTC swap contracts	20,213
Prepaid expenses	26,919
Total Assets	500,254,486

Liabilities:
Loan payable (Note 5)	131,500,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 500 shares issued and outstanding) (net of deferred offering costs of $407,220) (Note 6)	49,592,780
Unrealized depreciation on forward foreign currency contracts	3,837,142
Distributions payable to Common Shareholders	1,890,777
Investment management fee payable	360,443
Distributions payable to Mandatory Redeemable Preferred Stockholders	355,628
Accrued foreign capital gains tax	199,530
OTC swaps, at value (premiums received — $505,886)	192,754
Interest payable	77,752
Payable to broker — variation margin on open futures contracts	38,683
Directors’ fees payable	6,930
Foreign currency overdraft, at value (Cost — $2,650)	2,636
Accrued expenses	175,150
Total Liabilities	188,230,205
Total Net Assets Applicable to Common Shareholders	$312,024,281

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 20,989,795 shares issued and outstanding; 100,000,000 shares authorized)	$20,990
Paid-in capital in excess of par value	337,927,377
Overdistributed net investment income	(2,479,150)
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(20,786,598)
Net unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	(2,658,338)	†
Total Net Assets Applicable to Common Shareholders	$312,024,281

Common Shares Outstanding	20,989,795

Net Asset Value Per Common Share	$14.87

†	Net of accrued foreign capital gains tax of $199,530.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	19

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Interest	$30,407,512
Dividends	194,040
Less: Foreign taxes withheld	(270,105)
Total Investment Income	30,331,447

Expenses:
Investment management fee (Note 2)	4,090,260
Interest expense (Note 5)	2,035,122
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 6)	1,674,000
Custody fees	173,350
Amortization of preferred stock offering costs (Note 6)	156,337
Transfer agent fees	84,362
Directors’ fees	77,630
Legal fees	61,974
Audit and tax fees	58,290
Fund accounting fees	41,244
Shareholder reports	29,076
Stock exchange listing fees	15,378
Rating agency fees	12,610
Insurance	5,705
Miscellaneous expenses	38,092
Total Expenses	8,553,430
Net Investment Income	21,778,017

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(34,867,213)
Futures contracts	(6,883,831)
Swap contracts	647,759
Forward foreign currency contracts	(364,092)
Foreign currency transactions	149,248
Net Realized Loss	(41,318,129)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	31,405,767	‡
Futures contracts	3,030,459
Swap contracts	315,537
Forward foreign currency contracts	3,901,156
Foreign currencies	(200,802)
Change in Net Unrealized Appreciation (Depreciation)	38,452,117
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,866,012)
Increase in Net Assets Applicable to Common Shareholders From Operations	$18,912,005

‡	Net of change in accrued foreign capital gains tax of $(14,585).

See Notes to Financial Statements.

20	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$21,778,017	$19,448,928
Net realized loss	(41,318,129)	(42,964,903)
Change in net unrealized appreciation (depreciation)	38,452,117	49,991,822
Increase in Net Assets Applicable to Common Shareholders From Operations	18,912,005	26,475,847

Distributions to Shareholders From (Note 1):
Net investment income	(1,890,777)	(16,303,501)
Return of capital	(20,778,202)	(11,088,452)
Decrease in Net Assets From Distributions to Common Shareholders	(22,668,979)	(27,391,953)

Fund Share Transactions:
Cost of shares repurchased (0 and 86,958 shares repurchased, respectively)	—	(1,165,853)
Increase (Decrease) in Net Assets From Fund Share Transactions	—	(1,165,853)
Decrease in Net Assets Applicable to Common Shareholders	(3,756,974)	(2,081,959)

Net Assets Applicable to Common Shareholders:
Beginning of year	315,781,255	317,863,214
End of year*	$312,024,281	$315,781,255
*Includes overdistributed net investment income of:	$(2,479,150)	$(195,397)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	21

Statement of cash flows

For the Year Ended October 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$18,912,005
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(352,944,624)
Sales of portfolio securities	354,709,588
Net purchases, sales and maturities of short-term investments	6,581,175
Payment-in-kind	(57,324)
Net amortization of premium (accretion of discount)	1,572,372
Increase in receivable for securities sold	(2,771,710)
Increase in interest receivable	(614,631)
Increase in receivable from broker — variation margin on centrally cleared swaps	(1,087,179)
Increase in prepaid expenses	(2,413)
Increase in receivable for open OTC swap contracts	(20,213)
Decrease in deposits with brokers for open futures contracts	5,488,424
Increase in deposits with brokers for OTC swap contracts	(370,000)
Increase in deposits with brokers for centrally cleared swap contracts	(1,672,724)
Increase in premiums received for OTC swap contracts	505,886
Increase in premiums paid for OTC swap contracts	(215,194)
Decrease in payable for securities purchased	(2,828,286)
Decrease in investment management fee payable	(4,020)
Increase in Directors’ fees payable	520
Increase in interest payable	28,653
Decrease in accrued expenses	(38,644)
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(1)
Decrease in payable to broker — variation margin on open futures contracts	(3,029,604)
Net realized loss on investments	34,867,213
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency transactions	(35,628,208)
Net Cash Provided by Operating Activities*	21,381,061

Cash Flows From Financing Activities:
Distributions paid on common stock	(20,778,202)
Increase in foreign currency collateral overdraft	2,636
Proceeds from loan facility borrowings	31,500,000
Repayment of loan facility borrowings	(32,300,000)
Decrease in preferred stock offering costs	156,337
Decrease in due to custodian	(2)
Net Cash Used in Financing Activities	(21,419,231)
Net Decrease in Cash	(38,170)
Cash at Beginning of Year	38,170
Cash at End of Year	—

*	Included in operating expenses is cash of $2,006,469 paid for interest on borrowings.

See Notes to Financial Statements.

22	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended October 31:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of year	$15.04	$15.08	$19.93	$19.76	$20.99

Income (loss) from operations:
Net investment income	1.04	0.92	1.09	1.43	1.43
Net realized and unrealized gain (loss)	(0.13)	0.33	(4.04)	0.52	(1.23)
Total income (loss) from operations	0.91	1.25	(2.95)	1.95	0.20

Less distributions to common shareholders from:
Net investment income	(0.09)	(0.77)	(1.03)	(1.04)	(0.97)
Net realized gains	—	—	(0.87)	(0.74)	(0.46)
Return of capital	(0.99)	(0.53)	—	—	—
Total distributions to common shareholders	(1.08)	(1.30)	(1.90)	(1.78)	(1.43)
Anti-dilutive impact of repurchase plan	—	0.01 [2]	—	—	—

Net asset value, end of year	$14.87	$15.04	$15.08	$19.93	$19.76

Market price, end of year	$13.00	$12.94	$12.56	$17.32	$17.40
Total return, based on NAV[3,4]	6.36%	9.18%	(15.64)%	10.39%	0.82%
Total return, based on Market Price[5]	9.24%	14.53%	(17.68)%	10.24%	(3.41)%

Net assets applicable to common shareholders, end of year (000s)	$312,024	$315,781	$317,863	$420,100	$416,426

Ratios to average net assets:
Gross expenses	2.76%	2.83%	2.45%	1.74%	1.71%
Net expenses	2.76	2.83	2.45	1.74	1.71
Net investment income	7.03	6.30	6.16	7.15	6.81

Portfolio turnover rate	78%	67%	25%	62%	108%

Supplemental data:
Loan Outstanding, End of Year (000s)	$131,500	$132,300	$132,300	$132,300	$156,000
Asset Coverage Ratio for Loan Outstanding[6]	375%	376%	378%	418%	367%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[6]	$3,753	$3,765	$3,781	$4,175 [7]	$3,669 [7]
Weighted Average Loan (000s)	$121,606	$132,300	$132,300	$145,365	$148,547
Weighted Average Interest Rate on Loan	1.67%	1.10%	0.84%	0.81%	0.85%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$50,000	$50,000	$50,000	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[8]	272%	273%	274%	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[8]	$271,914	$273,221	$274,363	—	—

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	23

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	The repurchase plan was completed at an average repurchase price of $13.41 for 86,958 shares and $1,165,853 for the year ended October 31, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[6]	Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan outstanding at the end of the period.

[7]	Added to conform to current period presentation.

[8]

Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

24	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

On February 13, 2017, the Fund announced that the Fund’s Board of Directors had approved a modification to an investment policy, effective immediately. The Fund modified a non-fundamental investment policy to permit the Fund to invest up to 55% of its assets in securities rated below investment grade. Under the previous investment policy, the Fund was permitted to invest up to 35% of its assets in securities rated below investment grade.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	25

Notes to financial statements (cont’d)

been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

26	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$185,361,389	—	$185,361,389
Asset-backed securities	—	1,030,197	—	1,030,197
Collateralized mortgage obligations	—	40,471,123	—	40,471,123
Corporate bonds & notes	—	158,736,899	—	158,736,899
Senior loans	—	899,086	—	899,086
U.S. government & agency obligations	—	49,605,655	—	49,605,655
Total long-term investments	—	436,104,349	—	436,104,349
Short-term investments†:
Sovereign bonds	—	10,142,492	—	10,142,492
U.S. Treasury bills	—	2,759,923	—	2,759,923
Money market funds	$33,509,631	—	—	33,509,631
Total short-term investments	33,509,631	12,902,415	—	46,412,046
Total investments	$33,509,631	$449,006,764	—	$482,516,395
Other financial instruments:
Forward foreign currency contracts	—	2,243,757	—	2,243,757
OTC credit default swaps on sovereign issues — sell protection‡	—	223,347	—	223,347
Total other financial instruments	—	$2,467,104	—	$2,467,104
Total	$33,509,631	$451,473,868	—	$484,983,499

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	27

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$38,702	—	—	$38,702
Forward foreign currency contracts	—	$3,837,142	—	3,837,142
Centrally cleared credit default swaps on credit indices — sell protection	—	5,748	—	5,748
OTC credit default swaps on corporate issues — sell protection‡	—	57,584	—	57,584
OTC credit default swaps on sovereign issues — sell protection‡	—	135,170	—	135,170
Total	$38,702	$4,035,644	—	$4,074,346

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

28	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2017, the total notional value of all credit default swaps to sell protection was $20,855,000. This amount would be

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	29

Notes to financial statements (cont’d)

offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

30	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	31

Notes to financial statements (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate

32	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	33

Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund held forward foreign currency contracts and OTC Credit Default Swaps with credit related contingent features which had a liability position of $4,029,896. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $370,000, which could be used to reduce the required payment.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Common shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share,

34	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to common shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 6 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as dividends or distributions. The character of distributions to MRPS holders made during the year may differ from their ultimate characterization for federal income tax purposes.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2017, there were $199,530 of capital gains tax liabilities accrued on unrealized gains.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	35

Notes to financial statements (cont’d)

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$9,522,070	—	$(9,522,070)
(b)	(31,693,063)	$31,693,063	—

(a)	Reclassifications are due to book/tax differences in the treatment of non-deductible offering costs and a tax net operating loss.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of swap contracts, book/tax differences in the treatment of partnership investments, and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. “Managed assets” means net assets plus the amount of any borrowing and assets attributable to any preferred stock that may be outstanding. LMPFA delegates to Brandywine Global the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$297,553,118	$55,391,506
Sales	344,710,385	9,999,203

36	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$483,608,387	$17,471,838	$(18,563,830)	$(1,091,992)
Forward foreign currency contracts	—	2,243,757	(3,837,142)	(1,593,385)
Future contracts	—	—	(38,702)	(38,702)
Swap contracts	(669,152)	321,285	(5,748)	315,537

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]	—	$223,347	$223,347
Forward foreign currency contracts	$2,243,757	—	2,243,757
Total	$2,243,757	$223,347	$2,467,104

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$38,702	—	—	$38,702
OTC swap contracts[2]	—	—	$192,754	192,754
Centrally cleared swap contracts[4]	—	—	5,748	5,748
Forward foreign currency contracts	—	$3,837,142	—	3,837,142
Total	$38,702	$3,837,142	$198,502	$4,074,346

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	37

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(6,883,831)	—	—	$(6,883,831)
Swap contracts	—	—	$647,759	647,759
Forward foreign currency contracts	—	$(364,092)	—	(364,092)
Total	$(6,883,831)	$(364,092)	$647,759	$(6,600,164)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$3,030,459	—	—	$3,030,459
Swap contracts	—	—	$315,537	315,537
Forward foreign currency contracts	—	$3,901,156	—	3,901,156
Total	$3,030,459	$3,901,156	$315,537	$7,247,152

During the year ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$40,713,334
Futures contracts (to sell)	1,542,160
Forward foreign currency contracts (to buy)	209,372,256
Forward foreign currency contracts (to sell)	140,468,809

Average Notional Balance
Credit default swap contracts (to sell protection)	$10,958,239

†	At October 31, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$87,948	—	$87,948	—	$87,948
Citibank N.A.	357,364	$(1,508,733)	(1,151,369)	—	(1,151,369)
HSBC Bank USA, N.A.	109,471	(588,274)	(478,803)	$330,000	(148,803)
JPMorgan Chase & Co.	410,566	(27,687)	382,879	—	382,879
Morgan Stanley & Co. Inc.	1,485,310	(1,879,072)	(393,762)	40,000	(353,762)
National Australia Bank Ltd.	16,445	(26,130)	(9,685)	—	(9,685)
Total	$2,467,104	$(4,029,896)	$(1,562,792)	$370,000	$(1,192,792)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

38	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which allows the Fund to borrow up to an aggregate amount of $200,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the lender. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the year ended October 31, 2017 was $2,033,824. For the year ended October 31, 2017, the average daily loan balance was $121,605,753 and the weighted average interest rate was 1.67%. At October 31, 2017, the Fund had $131,500,000 of borrowings outstanding subject to the terms of this credit agreement.

6. Mandatory redeemable preferred stock

On February 18, 2015, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (”MRPS”). Net proceeds from the offering were used to make new portfolio investments and for general corporate purposes. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

The table below summarizes the key terms of each series of the MRPS at October 31, 2017.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	2/18/2020	3.29%	400	$100,000	$40,000,000	$39,840,653
Series B	2/18/2022	3.58%	100	$100,000	$10,000,000	$9,930,257
					$50,000,000	$49,770,910

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	39

Notes to financial statements (cont’d)

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make-whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

7. Distributions subsequent to October 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/20/17	11/01/17	$0.0900
11/24/17	12/01/17	$0.0900
12/22/17	12/29/17	$0.0765
01/19/18	02/01/18	$0.0765
02/16/18	03/01/18	$0.0765

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended October 31, 2017, the Fund did not repurchase any shares.

40	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income:
Common shareholders	$1,890,777	$17,563,587
Mandatory redeemable preferred shares	355,628	418,500
Total taxable distributions	$2,246,405	$17,982,087
Tax return of capital:
Common shareholders	$20,778,202	$9,828,366
Mandatory redeemable preferred shares	1,318,372	1,260,086
Total tax return of capital	$22,096,574	$11,088,452
Total distributions paid	$24,342,979	$29,070,539

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(21,868,588)
Other book/tax temporary differences(a)	(1,234,364)
Unrealized appreciation (depreciation)(b)	(2,821,134)
Total accumulated earnings (losses) — net	$(25,924,086)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the difference between cash and accrual basis distributions paid, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

11. Subsequent events

Effective December 1, 2017, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until November 30, 2018.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	41

Notes to financial statements (cont’d)

On December 4, 2017, the Fund announced that effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Global Income Opportunities Fund Inc. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global. LMPFA continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. The Fund’s investment objectives, strategies and policies are not changing as a result of the name change.

42	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of the Legg Mason BW Global Income Opportunities Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the years ended on or prior to October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 20, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2017

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Annual Report	43

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

44	Legg Mason BW Global Income Opportunities Fund Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Legg Mason BW Global Income Opportunities Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

46	Legg Mason BW Global Income Opportunities Fund Inc.

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 143 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	150
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl[3] Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Legg Mason BW Global Income Opportunities Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

48	Legg Mason BW Global Income Opportunities Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2019, year 2020 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Legg Mason BW Global Income Opportunities Fund Inc.	49

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended October 31, 2016 and October 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

50	Legg Mason BW Global Income Opportunities Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Legg Mason BW Global Income Opportunities Fund Inc.	51

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

52	Legg Mason BW Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares decreased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the

Legg Mason BW Global Income Opportunities Fund Inc.	53

Dividend reinvestment plan (unaudited) (cont’d)

dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common

54	Legg Mason BW Global Income Opportunities Fund Inc.

Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Legg Mason BW Global Income Opportunities Fund Inc.	55

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors

Robert D, Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street,

Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

BWG

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.lmef.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

BWXX015179 12/17 SR17-3236

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM	3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,800 in 2016 and $61,000 in 2017.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Legg Mason BW Global Income Opportunities Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,920 in October 31, 2016 and $4,000 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason BW Global Income Opportunities Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason BW Global Income Opportunities Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph

(c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason BW Global Income Opportunities Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason BW Global Income Opportunities Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason BW Global Income Opportunities Fund Inc. during the reporting period were $0 in 2016 and $0 in 2017.

(h) Yes. Legg Mason BW Global Income Opportunities Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason BW Global Income Opportunities Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Eileen A. Kamerick
Dr. Riordan Roett

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Background

Brandywine Global Investment Management, LLC (“Brandywine Global”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Brandywine Global will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that Brandywine Global may so consult and agree with each other) regarding the voting of any securities owned by its clients.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1. Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2. Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non- Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’ s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.

Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Proxy Voting Guidelines

Brandywine Global Fixed Income Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non- employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
David F. Hoffman	2012	Co-lead portfolio manager for Brandywine’s global fixed-income and related strategies. He joined Brandywine in 1995. Previously, Mr. Hoffman was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). Mr. Hoffman is a CFA charterholder and earned a B.A. in Art History from Williams College. He is a member of the firm’s Executive Board, currently serving as the Board’s chair.

Stephen S. Smith	2012	Co-lead portfolio manager for Brandywine’s global fixed-income and related strategies. He joined Brandywine in 1991 to diversify the firm’s investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980). Steve earned a B.S. in Economics and Business Administration from Xavier University, where he is currently chair of the university’s foundation and is a member of the board of trustees. He is a member of the firm’s Executive Board. Steve is also a member of the Board of Trustees at both St. Mary’s Villa for Children and Families, a provider of services for abused and neglected children, and the Winterthur Museum & Country Estate, a nonprofit, educational institution.

Jack P. McIntyre	2012	As portfolio manager and senior research analyst for the Firm’s Global Fixed Income and related strategies, Jack provides valuable analytical and strategic insight. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Jack is a CFA charterholder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Gerhardt (Gary) P. Herbert	2012	Portfolio manager for Brandywine’s fixed income group, with a concentration in high-yield securities. He joined Brandywine in March 2010, bringing with him over 10 years of high yield experience. Previously, Mr. Herbert was Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management; Analyst with Aronson + Fogler Investments (1994), and Senior Analyst with SEI Investments (1992-1994). Mr. Herbert earned his M.B.A. with Honors from Columbia University, and a Bachelor Degree from Villanova University. He also holds his Chartered Financial Analyst certification.

Brian L. Kloss	2012	Portfolio manager for Brandywine’s fixed income group, with a concentration in high yield securities. He joined Brandywine in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). He earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Anujeet Sareen	2017	Portfolio manager for Brandywine’s Global Fixed Income and related strategies. He joined Brandywine Global Investment Management, LLC in 2016. Prior to joining Brandywine Global, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management. Mr. Sareen has 22 years of investment industry experience. Mr. Sareen is a CFA® charterholder and earned a B.A. in Computer Science from Brown University.

Tracy Chen	2016	As a portfolio manager and head of structured credit, Tracy is responsible for conducting credit analysis on mortgage-backed and other structured securities, with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs), and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined Brandywine Global Investment Management, LLC in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as director of the fixed income valuation group (2006-2008), GMAC Mortgage Group as a mortgage pricing analyst (2003-2006), Deloitte Consulting as a senior corporate strategy consultant (2001-2003), and J&A Securities Ltd. in Shenzhen, China as an international corporate finance associate (1995-1999). Tracy earned an MBA with a concentration in Finance from Kenan-Flagler Business School at the University of North Carolina, an M.A. in American Studies from Sichuan University in Chengdu, China, and a B.A. in English for Scientific Purposes from University of Electronic Science & Technology of China in Chengdu, China. Tracy is a CFA® charterholder and earned the Chartered Alternative Investment Analyst (CAIA) charter in 2010.

*	The address for each portfolio manager is Brandywine, 2929 Arch Street, Philadelphia, Pennsylvania 19104, unless otherwise indicated.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2017.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Other Accounts Managed	# of Other Accounts	Total Assets	# with Performance Fee	Total Assets with Performance Fee
Stephen S. Smith	Other Registered Investment Companies	7	$5.5 billion	None	None
	Other Pooled Vehicles	43	$17.9 billion	5	$1.8 billion
	Other Accounts	89	$30.3 billion	15	$13.1 billion

David F. Hoffman	Other Registered Investment Companies	7	$5.5 billion	None	None
	Other Pooled Vehicles	43	$17.9 billion	5	$1.8 billion
	Other Accounts	89	$30.3 billion	15	$13.1 billion

John P. McIntyre	Other Registered Investment Companies	8	$5.5 billion	None	None
	Other Pooled Vehicles	46	$18.2 billion	6	$1.9 billion
	Other Accounts	90	$30.9 billion	16	$13.7 billion

Gary Herbert	Other Registered Investment Companies	5	$702.0 million	None	None
	Other Pooled Vehicles	10	$765.7 million	2	165.2 million
	Other Accounts	7	$916.9 million	2	603.2 million

Brian Kloss	Other Registered Investment Companies	3	$509.0 million	None	None
	Other Pooled Vehicles	10	$765.7 million	2	165.2 million
	Other Accounts	6	$905.2 million	2	603.2 million

Anjujeet Sareen	Other Registered Investment Companies	8	$5.5 billion	None	None
	Other Pooled Vehicles	46	$18.2 billion	6	$1.9 billion
	Other Accounts	90	$30.9 billion	16	$13.7 billion

Tracy Chen	Other Registered Investment Companies	3	$509.0 million	None	None
	Other Pooled Vehicles	10	$765.7 million	2	165.2 million
	Other Accounts	6	$905.2 million	2	603.2 million

(a)(3): Portfolio Manager Compensation

The Fund’s portfolio managers’ compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus the global fixed-income peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolios managed by the portfolio managers, and 3) Brandywine’s overall profitability. The global fixed-income peer universe includes discretionary separate accounts, commingled funds, and mutual funds (gross of fees) managed for U.S. dollar oriented investors. Portfolios are measured against a global unhedged performance benchmark (measured in U.S. dollars) and have no significant currency or bond market restrictions. The comparison to the global fixed-income peer universe includes one quarter, one year, three year and five year time periods. The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the Fund.

Potential Conflicts of Interest

LMPFA, Brandywine and portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by LMPFA, Brandywine and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, Brandywine may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Brandywine’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Brandywine with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the LMPFA’s or Brandywine’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio manager as of October 31, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
David F. Hoffman	C
Stephen S. Smith	A
Jack P. McIntyre	A
Gerhardt P. Herbert	A
Brian L. Kloss	A
Anjujeet Sareen	A
Tracy Chen	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2017